STI CLASSIC FUNDS
LIFE VISION FUNDS
L SHARES

PROSPECTUS

  APRIL 1, 2005

LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION CONSERVATIVE FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND

     INVESTMENT ADVISER
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")



[STI Classic Funds Logo]


THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the L Shares of the Life Vision Funds (Funds) that you should know before investing. Each Fund invests in a combination of other STI Classic Funds (underlying STI Classic Funds). Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      LIFE VISION AGGRESSIVE GROWTH FUND


 6      LIFE VISION CONSERVATIVE FUND


 10     LIFE VISION GROWTH AND INCOME FUND


 14     LIFE VISION MODERATE GROWTH FUND


 18     MORE INFORMATION ABOUT RISK


 19     MORE INFORMATION ABOUT FUND INVESTMENTS


 20     INVESTMENT ADVISER


 20     PORTFOLIO MANAGERS


 20     PURCHASING, SELLING AND EXCHANGING FUND SHARES


 26     DIVIDENDS AND DISTRIBUTIONS


 26     TAXES


 27     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)

(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING, SELLING AND EXCHANGING
  SHAKE    FUND SHARES
  ICON)

--------------------------------------------------------------------------------

APRIL 1, 2005

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                      CLASS     INCEPTION*   CUSIP

Life Vision Aggressive Growth Fund             L Shares    4/1/05     78476A769
Life Vision Conservative Fund                  L Shares    4/1/05     78476A751
Life Vision Growth and Income Fund             L Shares    4/1/05     78476A744
Life Vision Moderate Growth Fund               L Shares    4/1/05     78476A736


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LIFE VISION AGGRESSIVE GROWTH FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High capital appreciation
INVESTMENT FOCUS                             Equity and money market funds
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Investing at least 80% of the Fund's assets in STI Classic
                                             Equity Funds
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Life Vision Aggressive Growth Fund invests at least 80% of its assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                     INVESTMENT RANGE
                                      (PERCENTAGE OF
                                     THE LIFE VISION
                                        AGGRESSIVE
                                      GROWTH FUND'S
ASSET CLASS                              ASSETS)
Equity Funds                              80-100%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity
     Fund
  Value Income Stock Fund
Money Market Funds                          0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the underlying STI Classic Funds in which the Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in the Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of the Fund's assets among them. Since it purchases equity funds, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in the Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                              LIFE VISION AGGRESSIVE GROWTH FUND



                                                                   PROSPECTUS  3

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower. L Shares were offered beginning April 1, 2005. Performance between June 30, 1997 and April 1, 2005 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from calendar year to calendar year. Since T Shares are invested in the same portfolio of securities, returns for L Shares will be substantially similar to those of the T Shares shown here, and differ only to the extent that L Share expenses are higher and, therefore, performance would be lower than that of T Shares.

(BAR CHART)

1995                                       25.12%
1996                                       16.62%
1997                                       22.53%
1998                                       12.31%
1999                                       10.31%
2000                                        6.30%
2001                                       -6.52%
2002                                      -18.11%
2003                                       25.84%
2004                                       13.01%

      BEST QUARTER               WORST QUARTER
         18.72%                     -16.74%
       (12/31/98)                  (9/30/02)

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of the Fund's T Shares for the periods ended December 31, 2004, to those of a Hybrid 90/10 Blend of the S&P 500 (R) Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          SINCE INCEPTION
                                              OF THE
                                            REGISTERED
T SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
Fund Returns Before
Taxes                  13.01%     3.10%         6.02%          9.95%
Fund Returns After
Taxes on
Distributions          12.83%     2.23%         4.81%          N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares     8.61%     2.24%         4.60%          N/A+
Hybrid 90/10 Blend of
the Following Market
Benchmarks++            9.90%    -1.68%         5.76%         11.36%
 S&P 500(R)  Index     10.87%    -2.30%         5.86%         12.07%
 Citigroup
  3-Month  Treasury
 Bill  Index            1.24%     2.79%         3.52%          4.00%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.

** Includes performance of the Adviser's asset allocation program.

 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.

 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

LIFE VISION AGGRESSIVE GROWTH FUND



           4  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold L Shares of the Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)                                            None

Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)*                                   2.00%

 * This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              L SHARES
Investment Advisory Fees                                      0.25%
Distribution and Service (12b-1) Fees                         1.00%
Other Expenses*                                               0.10%
                                                              ------------
Total Annual Operating Expenses**                             1.35%

 * Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

Life Vision Aggressive Growth Fund - L Shares    1.00%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on actual expenses of the underlying STI Classic Funds as of May 31, 2004, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.08%. Therefore, total estimated annualized expenses would be 2.43% before waivers and 2.08% after waivers.

                                              LIFE VISION AGGRESSIVE GROWTH FUND



                                                                   PROSPECTUS  5

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $337      $428

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $137      $428

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (2.43% for L Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $446      $758

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $246      $758

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIFE VISION CONSERVATIVE FUND



           6  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS
  PRIMARY                                    Bond funds
  SECONDARY                                  Equity funds
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Bond Funds, and to a lesser
                                             extent, STI Classic Equity Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, but want to reduce risk by
                                             limiting exposure to equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Conservative Fund invests in STI Classic Funds that invest primarily in fixed income securities, but may invest up to 35% of the Fund's assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                        INVESTMENT RANGE
                                         (PERCENTAGE OF
                                        THE LIFE VISION
                                          CONSERVATIVE
ASSET CLASS                              FUND'S ASSETS)
Bond Funds                                   65-100%
  Classic Institutional High Quality
    Bond Fund
  High Income Fund
  Classic Institutional Total Return
    Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
  Short-Term U.S. Treasury Securities
    Fund
  U.S. Government Securities Fund

                                        INVESTMENT RANGE
                                         (PERCENTAGE OF
                                        THE LIFE VISION
                                          CONSERVATIVE
ASSET CLASS                              FUND'S ASSETS)
Equity Funds                                   0-35%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Money Market Funds                             0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the underlying STI Classic Funds in which the Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

                                                   LIFE VISION CONSERVATIVE FUND



                                                                   PROSPECTUS  7

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in the Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of the Fund's assets among them. The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since it purchases equity funds, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. T Shares of the Fund began operating on November 6, 2003. L Shares were offered beginning April 1, 2005. Performance between November 6, 2003 and April 1, 2005 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows the performance of the Fund's T Shares for the last calendar year. Since T Shares are invested in the same portfolio of securities, returns for L Shares will be substantially similar to those of the T Shares shown here, and differ only to the extent that L Share expenses are higher and, therefore, performance would be lower than that of T Shares.

(BAR CHART)

2004                                        6.04%

      BEST QUARTER               WORST QUARTER
          3.51%                     -1.17%
       (12/31/04)                  (6/30/04)

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of the Fund's T Shares for the periods ended December 31, 2004, to those of a Hybrid 70/20/10 Blend of the S&P 500(R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                           1 YEAR   SINCE INCEPTION*
------------------------------------------------------------
Fund Returns Before Taxes           6.09%         7.48%
Fund Returns After Taxes on
Distributions                       5.06%         6.35%
Fund Returns After Taxes on
Distributions and Sale of Fund
Shares                              3.99%         5.72%
Hybrid 70/20/10 Blend of the
Following Market Benchmarks++       5.35%         6.48%
  S&P 500(R) Index                 10.87%        15.00%
  Lehman Brothers U.S. Aggregate
    Bond Index                      4.34%         4.83%
  Citigroup 3-Month Treasury Bill
    Index                           1.24%         1.20%

* Since inception of T Shares on November 6, 2003.

 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

LIFE VISION CONSERVATIVE FUND



           8  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P(R) 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold L Shares of the Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)                                            None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)*                                   2.00%

  * This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              L SHARES
Investment Advisory Fees                                      0.25%
Distribution and Service (12b-1) Fees                         1.00%
Other Expenses*                                               0.52%
                                                              -------------------
Total Annual Operating Expenses**                             1.77%

 * Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

Life Vision Conservative Fund - L Shares     0.95%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on actual expenses of the underlying STI Classic Funds as of May 31, 2004, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.01%. Therefore, total estimated annualized expenses would be 2.78% before waivers and 1.96% after waivers.

                                                   LIFE VISION CONSERVATIVE FUND



                                                                   PROSPECTUS  9

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $380      $557

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $180      $557

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (2.78% for L Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $481      $862

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $281      $862

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's estimated expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIFE VISION GROWTH AND INCOME FUND



          10  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Equity and bond funds
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity Funds and, to a lesser
                                             extent, STI Classic Bond Funds
INVESTOR PROFILE                             Investors who want their assets to grow, but want to
                                             moderate the risks of equity securities through investment of a portion of their assets in bonds

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Growth and Income Fund invests at least 70% to 80% of its assets in STI Classic Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                        INVESTMENT RANGE
                                       (PERCENTAGE OF THE
                                     LIFE VISION GROWTH AND
ASSET CLASS                          INCOME FUND'S ASSETS)
Equity Funds                                  50-80%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity
    Fund
  Value Income Stock Fund
Bond Funds                                    20-50%
  Classic Institutional High
    Quality Bond Fund
  High Income Fund
  Classic Institutional Total
    Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
  Short-Term U.S. Treasury
    Securities Fund
  U.S. Government Securities Fund
Money Market Funds                             0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the underlying STI Classic Funds in which the Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in the Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of the Fund's assets among them. Since it purchases equity funds, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  11

securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in the Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower. L Shares were offered beginning April 1, 2005. Performance between June 30, 1997 and April 1, 2005 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from calendar year to calendar year. Since T Shares are invested in the same portfolio of securities, returns for L Shares will be substantially similar to those of the T Shares shown here, and differ only to the extent that L Share expenses are higher and, therefore, performance would be lower than that of T Shares.

(BAR CHART)

1995                                       22.68%
1996                                       12.16%
1997                                       18.08%
1998                                       11.16%
1999                                        7.95%
2000                                        7.08%
2001                                       -2.55%
2002                                      -11.99%
2003                                       23.41%
2004                                       10.53%

      BEST QUARTER               WORST QUARTER
         13.65%                     -12.87%
       (12/31/98)                  (9/30/02)

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of the Fund's T Shares for the periods ended December 31, 2004, to those of a Hybrid 65/25/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          SINCE INCEPTION
                                              OF THE
                                            REGISTERED
T SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
----------------------------------------------------------------------
Fund Returns Before
Taxes                  10.53%     4.71%        6.57%           9.39%
Fund Returns After
Taxes on
Distributions          10.14%     3.87%        5.11%           N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares     7.03%     3.55%        4.83%           N/A+

LIFE VISION GROWTH AND INCOME FUND



          12  PROSPECTUS

                                          SINCE INCEPTION
                                              OF THE
                                            REGISTERED
T SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
----------------------------------------------------------------------
Hybrid 65/25/10 Blend
of the Following
Market Benchmarks++     8.15%     0.05%        5.80%           9.69%
 S&P 500(R) Index      10.87%    -2.30%        5.86%          12.07%
 Lehman Brothers U.S.
 Aggregate Bond Index   4.34%     7.71%        7.01%           7.72%
 Citigroup 3-Month
 Treasury Bill Index    1.24%     2.79%        3.52%           4.00%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.
** Includes performance of the Adviser's asset allocation program.
 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.
 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold L Shares of the Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)                                            None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)*                                   2.00%

 * This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              L SHARES
Investment Advisory Fees                                      0.25%
Distribution and Service (12b-1) Fees                         1.00%
Other Expenses*                                               0.07%
                                                              ------------
Total Annual Operating Expenses**                             1.32%

 * Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

Life Vision Growth and Income Fund - L Shares    1.00%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on actual expenses of the underlying STI Classic Funds as of May 31, 2004, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.06%. Therefore, total estimated annualized expenses would be 2.38% before waivers and 2.06% after waivers.

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  13

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $334      $418

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $134      $418

These costs are all inclusive representing both direct Fund expenses after waivers and additional expenses associated with investments in underlying STI Classic Funds (2.38% for L Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $441      $742

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $241      $742

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIFE VISION MODERATE GROWTH FUND



          14  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS                             Equity and bond funds
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity and Bond Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Moderate Growth Fund principally invests in STI Classic Funds that invest primarily in equity securities and fixed income securities. The Fund's remaining assets may be invested in shares of STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                      INVESTMENT RANGE
                                     (PERCENTAGE OF THE
                                    LIFE VISION MODERATE
ASSET CLASS                         GROWTH FUND'S ASSETS)
Equity Funds                                35-65%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity
    Fund
  Value Income Stock Fund
Bond Funds                                  35-65%
  Classic Institutional High
    Quality Bond Fund
  High Income Fund
  Classic Institutional Total
    Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
  Short-Term U.S. Treasury
    Securities Fund
  U.S. Government Securities Fund
Money Market Funds                           0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the underlying STI Classic Funds in which the Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in the Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of the Fund's assets among them. Since it purchases equity funds, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  15

result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in the Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower. L Shares were offered beginning April 1, 2005. Performance between June 30, 1997 and April 1, 2005 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from calendar year to calendar year. Since T Shares are invested in the same portfolio of securities, returns for L Shares will be substantially similar to those of the T Shares shown here, and differ only to the extent that L Share expenses are higher and, therefore, performance would be lower than that of T shares.

(BAR CHART)

1995                                       20.52%
1996                                       10.51%
1997                                       16.41%
1998                                       11.15%
1999                                        6.19%
2000                                        5.46%
2001                                       -1.10%
2002                                       -8.28%
2003                                       19.24%
2004                                        8.92%

      BEST QUARTER               WORST QUARTER
         11.24%                     -9.20%
       (12/31/98)                  (9/30/02)

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of the Fund's T Shares for the periods ended December 31, 2004, to those of a Hybrid 50/40/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              SINCE
                                           INCEPTION OF
                                          THE REGISTERED
T SHARES               1 YEAR   5 YEARS    MUTUAL FUND*    10 YEARS**
---------------------------------------------------------------------
Fund Returns Before
Taxes                   8.92%     4.57%         6.21%         8.63%
Fund Returns After
Taxes on
Distributions           8.19%     3.23%         4.54%         N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares     5.97%     3.18%         4.41%         N/A+
Hybrid 50/40/10 Blend
of the Following
Market Benchmarks++     7.32%     2.51%         6.50%         9.85%
 S&P 500(R) Index      10.87%    -2.30%         5.86%        12.07%
 Lehman Brothers U.S.
 Aggregate Bond Index   4.34%     7.71%         7.01%         7.72%
 Citigroup 3-Month
 Treasury Bill Index    1.24%     2.79%         3.52%         4.00%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.

** Includes performance of the Adviser's asset allocation program.

 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.

 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

LIFE VISION MODERATE GROWTH FUND



          16  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold L Shares of the Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)                                            None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)*                                   2.00%

 * This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              L SHARES
Investment Advisory Fees                                      0.25%
Distribution and Service (12b-1) Fees                         1.00%
Other Expenses*                                               0.07%
                                                              ------------
Total Annual Operating Expenses**                             1.32%

 * Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

Life Vision Moderate Growth Fund - L Shares    0.96%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on actual expenses of the underlying STI Classic Funds as of May 31, 2004, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.09%. Therefore, total estimated annualized expenses would be 2.41% before waivers and 2.05% after waivers.

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  17

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $334      $418

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $134      $418

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (2.41% for L Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $444      $751

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
L Shares                                 $244      $751

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

MORE INFORMATION ABOUT RISK



          18  PROSPECTUS

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

All Funds

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

All Funds

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

All Funds

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                  PROSPECTUS  19

FIXED INCOME RISK

Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS

All Funds

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK

All Funds

Factors such as Fund expenses, imperfect correlation between a Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

INVESTMENT ADVISER



          20  PROSPECTUS

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of December 31, 2004, the Adviser had approximately $68.9 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Life Vision Aggressive Growth Fund         0.11%



  Life Vision Conservative Fund              0.10%



  Life Vision Growth and Income Fund         0.14%



  Life Vision Moderate Growth Fund           0.14%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each Life Vision Fund is co-managed by two investment professionals who are jointly and primarily responsible for the day-to-day management of each Life Vision Fund.

Mr. Gregory L. Fraser, CFA, has served as Vice President of Trusco since December 2003, after serving as an Independent Consultant for Trusco from April 2003 to November 2003. He focuses on the fixed-income assets of the LIFE VISION AGGRESSIVE GROWTH FUND, LIFE VISION CONSERVATIVE FUND, LIFE VISION GROWTH AND INCOME FUND AND LIFE VISION MODERATE GROWTH FUND and has served as co-manager of each Fund since January 2004. Prior to joining Trusco, Mr. Fraser served as Vice President and Bond Manager at Fiduciary Trust Co., International, a subsidiary of Franklin Templeton Investments from October 2000 to March 2003. He has more than 11 years of investment experience.

Mr. Alan Gayle has served as Senior Investment Strategist of Trusco since 1997 and Managing Director of Trusco since July 2000. He focuses on the equity assets of the LIFE VISION AGGRESSIVE GROWTH FUND, LIFE VISION CONSERVATIVE FUND, LIFE VISION GROWTH AND INCOME FUND AND LIFE VISION MODERATE GROWTH FUND and has served as the lead manager since each Fund's inception. He has more than 28 years of investment experience.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers' ownership of securities of the Funds.

(HAND SHAKE ICON)
                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange L Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:

- Mail*

- Telephone (1-800-874-4770)

- Wire

- Automated Clearing House (ACH)

* The Funds do not accept cash as payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  21

institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if a trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          22  PROSPECTUS

exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

With respect to securities of other mutual funds held by the Funds, a Fund's net asset value is calculated based on the net asset values of those funds in which the Fund invests. The respective prospectuses for these funds explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM/MAXIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least $5,000 ($2,000 for IRA or other tax qualified accounts).

Your subsequent investments of shares of any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Funds may accept investments of smaller amounts at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow the Funds to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  23

on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

(DOLLAR ICON)
                   SALES CHARGES

CONTINGENT DEFERRED SALES CHARGE (CDSC)

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after a Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to the exchange of L Shares of one Fund for L Shares of another Fund.

WAIVER OF CDSC

The CDSC will be waived if you sell your L Shares for the following reasons:

- to make certain withdrawals from a retirement plan (not including IRAs);

- because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan -- up to 12% annually of the value of your shares of the Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

OFFERING PRICE OF FUND SHARES

The offering price of L Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the NAV next determined after the Fund receives your request less any applicable CDSC.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within five Business Days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          24  PROSPECTUS

UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum for L Shares is $5,000 ($2,000 for IRA or other tax qualified accounts).

But the Funds will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timing Policies and Procedures" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests. You may exchange L Shares of a Fund for L Shares of any other STI Classic Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of a Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of a Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  25

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of the Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds and/or their service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

- Shareholders are restricted from making more than one (1) "round trip" into or out of a Fund within 14 days or two (2) "round trips" within any continuous 90 day period.

  If a shareholder exceeds either "round trip" restriction, he or she may be deemed a "Market Timer," and the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a substantial purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund. ANYONE CONSIDERED TO BE A MARKET TIMER BY THE FUNDS, THEIR MANAGER(S) OR A SHAREHOLDER SERVICING AGENT MAY BE NOTIFIED IN WRITING OF THEIR DESIGNATION AS A MARKET TIMER.

- The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believes that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect a Fund and its long-term shareholders as discussed above. In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 2% of the amount invested to broker-dealers and other financial intermediaries who sell L Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

For L Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or

DIVIDENDS, DISTRIBUTIONS AND TAXES



          26  PROSPECTUS

self-regulatory agencies, such as the National Association of Securities
Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their income quarterly. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable either as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  27

The table that follows presents performance information about the T Shares of the Funds. Since T Shares are invested in the same portfolio of securities, returns for the L Shares will be substantially similar to those of the T Shares shown here, and will differ only to the extent that each class has different expenses. The L Shares' performance would be lower than the returns shown because of the higher expenses of the L Shares. The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for the period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970, or by visiting the Funds' website at www.sticlassicfunds.com. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS



          28  PROSPECTUS

For the Year Ended May 31, 2004
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  T Shares
    2004........................       $ 8.55            $0.04(1)         $ 1.70(1)
    2003........................         9.57             0.03             (1.02)
    2002........................        10.31             0.02             (0.74)
    2001........................        11.61             0.11              0.23
    2000........................        11.31             0.05              0.74

LIFE VISION CONSERVATIVE
  FUND(A)(B)
  T Shares
    2004(2).....................       $10.71            $0.15(1)         $ 0.14(1)

LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  T Shares
    2004........................       $ 9.33            $0.14(1)         $ 1.43(1)
    2003........................         9.98             0.13             (0.65)
    2002........................        10.42             0.12             (0.43)
    2001........................        10.50             0.24              0.40
    2000........................        10.33             0.07              0.52

LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  T Shares
    2004........................       $ 9.02            $0.16(1)         $ 1.04(1)
    2003........................         9.40             0.16             (0.38)
    2002........................         9.73             0.17             (0.32)
    2001........................        10.61             0.32              0.20
    2000........................        10.80             0.33              0.13


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  T Shares
    2004........................      $ 1.74            $(0.04)*           $   --             $(0.04)*
    2003........................       (0.99)            (0.03)                --              (0.03)
    2002........................       (0.72)            (0.02)                --              (0.02)
    2001........................        0.34             (0.12)             (1.52)             (1.64)
    2000........................        0.79             (0.05)             (0.44)             (0.49)
LIFE VISION CONSERVATIVE
  FUND(A)(B)
  T Shares
    2004(2).....................      $ 0.29            $(0.13)            $   --             $(0.13)
LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  T Shares
    2004........................      $ 1.57            $(0.14)            $   --             $(0.14)
    2003........................       (0.52)            (0.13)                --              (0.13)
    2002........................       (0.31)            (0.13)                --              (0.13)
    2001........................        0.64             (0.25)             (0.47)             (0.72)
    2000........................        0.59             (0.17)             (0.25)             (0.42)
LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  T Shares
    2004........................      $ 1.20            $(0.16)            $   --             $(0.16)
    2003........................       (0.22)            (0.16)                --              (0.16)
    2002........................       (0.15)            (0.18)                --              (0.18)
    2001........................        0.52             (0.34)             (1.06)             (1.40)
    2000........................        0.46             (0.21)             (0.44)             (0.65)

*   Includes return of capital of $0.003.
+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) T Shares were offered beginning on November 6, 2003. All ratios for the period have been annualized.
(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  29

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.25              20.34%            $ 38,468               0.25%
                  8.55             (10.36)              28,681               0.25
                  9.57              (6.96)              34,398               0.25
                 10.31               3.07               23,936               0.25
                 11.61               7.25               18,412               0.25

                $10.87               2.68%            $     30               0.25%

                $10.76              16.92%            $ 75,083               0.25%
                  9.33              (5.16)              59,449               0.25
                  9.98              (2.97)              77,395               0.25
                 10.42               6.31               37,550               0.25
                 10.50               5.81               30,473               0.25

                $10.06              13.35%            $121,659               0.25%
                  9.02              (2.21)              93,722               0.25
                  9.40              (1.52)              88,592               0.25
                  9.73               5.28               73,429               0.25
                 10.61               4.46               69,622               0.25

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  0.39%                0.39%              44%
                  0.33                 0.40               50
                  0.17                 0.41              101
                  1.05                 0.43              202
                  0.48                 0.44              183
                  2.41%               85.33%++           138%
                  1.38%                0.36%              97%
                  1.46                 0.37              139
                  1.25                 0.39              166
                  2.41                 0.39              286
                  1.77                 0.42              189
                  1.65%                0.36%             109%
                  1.87                 0.36              101
                  1.81                 0.36              202
                  3.04                 0.37              247
                  2.19                 0.37              151

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                    STIPULLV0405

                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS

                                  APRIL 1, 2005

                               INVESTMENT ADVISER:

                         TRUSCO CAPITAL MANAGEMENT, INC.

                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Life Vision Funds of the STI Classic Funds (the "Trust"). This SAI relates to L Shares of the following series of the Trust (each a "Life Vision Fund" and collectively, the "Life Vision Funds"):

                    LIFE VISION AGGRESSIVE GROWTH STOCK FUND
                          LIFE VISION CONSERVATIVE FUND
                       LIFE VISION GROWTH AND INCOME FUND
                        LIFE VISION MODERATE GROWTH FUND

This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' prospectus dated April 1, 2005, as supplemented from time to time. Capitalized terms not defined herein are defined in the prospectus. A Prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                                                                    STISALLVO405

                                TABLE OF CONTENTS
THE TRUST..............................................................          2
DESCRIPTION OF PERMITTED INVESTMENTS...................................          2
INVESTMENT LIMITATIONS.................................................         27
THE ADVISER............................................................         29
THE PORTFOLIO MANAGERS.................................................         30
THE ADMINISTRATOR......................................................         31
THE DISTRIBUTOR........................................................         32
THE TRANSFER AGENT.....................................................         34
THE CUSTODIAN..........................................................         34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................         34
LEGAL COUNSEL..........................................................         34
TRUSTEES AND OFFICERS OF THE TRUST.....................................         34
PURCHASING AND REDEEMING SHARES........................................         40
DETERMINATION OF NET ASSET VALUE.......................................         41
TAXES..................................................................         42
FUND TRANSACTIONS......................................................         45
PORTFOLIO TURNOVER RATE................................................         49
PORTFOLIO HOLDINGS.....................................................         49
DESCRIPTION OF SHARES..................................................         51
VOTING RIGHTS..........................................................         51
SHAREHOLDER LIABILITY..................................................         51
LIMITATION OF TRUSTEES' LIABILITY......................................         51
CODES OF ETHICS........................................................         52
PROXY VOTING...........................................................         52
5% AND 25% SHAREHOLDERS................................................         52
FINANCIAL STATEMENTS...................................................         54
APPENDIX A - DESCRIPTION OF RATINGS....................................        A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES......................        B-1

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each, a "fund" and collectively, "funds") of units of beneficial interest ("shares") and different classes of shares of each fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. Each fund is diversified, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS

The Life Vision Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. Following are descriptions of the permitted investments and investment practices of the Life Vision Funds and/or each Life Vision Fund's underlying STI Classic Funds (the "Underlying STI Classic Funds" and, together with the Life Vision Funds the "Funds") and the associated risk factors. Each of the Funds may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Fund's adviser, or sub-adviser, as applicable, such investment will be advantageous to the Fund. The Funds are free to reduce or eliminate their activity in any of these areas. A Fund's adviser, or sub-adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BORROWING. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE BONDS. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than non-convertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as "busted" convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will maintain U.S. government or other liquid assets in an amount sufficient to cover its repurchase obligation.

EQUIPMENT TRUST CERTIFICATES ("ETCS"). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

- Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Generally, capitalization or market capitalization is a measure of a company's size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EQUITY-LINKED SECURITIES. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall.

Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

      - PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

      - ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

      - LYONS. Liquid Yield Option Notes ("LYONS") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for a Fund, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that a Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, a Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM, NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. A Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations, which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM-TERM NOTES. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S & P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see the Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. Each Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

An important feature of mortgage-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Forward Commitment Securities" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the tax-exempt bond Funds or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A

Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments, which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds will not purchase obligations issued by the Adviser or its affiliates.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of BISYS Group, Inc., the parent company of the Funds' administrator and distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies, which service the real estate business sector may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESOURCE RECOVERY BONDS. The tax-exempt bond and money market Funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to procedures approved by the Board reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- TREASURY INFLATION PROTECTED SECURITIES ("TIPS"). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

- ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See "Mortgage-Backed Securities."

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT SECURITIES. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase.

Although a Fund will only make commitments to purchase when-issued and forward commitment securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

      1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

      3. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

      4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

      5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            5.1 With respect to the money market Funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

            5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

      8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board:

      1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

      2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market Fund) would be invested in illiquid securities.

      3. No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

      4.    No Life Vision Fund currently intends to sell securities short.

      5. No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

      6. No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser also serves as investment adviser to each of the Underlying STI Classic Funds. The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of December 31, 2004, the Adviser had discretionary management authority with respect to approximately $68.9 billion of assets under management.

ADVISORY AGREEMENT WITH THE TRUST. Under the terms of the investment advisory agreement (the "Advisory Agreement") between the Trust and Trusco, the Adviser is responsible for making investment decisions for the Life Vision Funds and continuously reviews, supervises and administers the Life Vision Funds' respective investment programs. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Life Vision Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Life Vision Fund's administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Life Vision Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Life Vision Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Life Vision Fund's average daily net assets:

           LIFE VISION FUND                 FEES
                                            -----
Life Vision Aggressive Growth Stock Fund    0.25%

Life Vision Conservative Fund               0.25%

Life Vision Growth and Income Fund          0.25%

Life Vision Moderate Growth Fund            0.25%

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Life Vision Funds paid the following advisory fees:

                                                   FEES PAID ($)                FEES WAIVED ($)
                                            ---------------------------   -------------------------
            LIFE VISION FUND                  2004     2003      2002       2004     2003     2002
                                            -------   -------   -------   -------   ------   ------
Life Vision Aggressive Growth Fund           44,000    26,000    23,000    51,000   42,000   45,000

Life Vision Conservative Fund                 4,000         0         *     6,000        0        *

Life Vision Growth and Income Fund          111,000    84,000    59,000    90,000   75,000   69,000

Life Vision Moderate Growth Fund            173,000   122,000   111,000   128,000   94,000   94,000

* Not in operation during the period.

THE PORTFOLIO MANAGERS

Set forth below is information regarding each individual who is responsible for the day-to-day management of the Life Vision Funds ("portfolio managers"). All information is as of December 31, 2004.

MANAGEMENT OF OTHER ACCOUNTS. The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assents in the accounts with respect to which the advisory fee is based on account performance.

                            NUMBER OF OTHER ACCOUNTS MANAGED/            OTHER ACCOUNTS WITH
                                TOTAL ASSETS IN ACCOUNTS               PERFORMANCE-BASED FEES
                     -----------------------------------------------   -----------------------
                     REGISTERED
                     INVESTMENT     OTHER POOLED                       NUMBER &
     NAME OF         COMPANIES       INVESTMENT                        TYPE OF    TOTAL ASSETS
PORTFOLIO MANAGER    ("RICS")     VEHICLES ("PIVS")   OTHER ACCOUNTS   ACCOUNTS    IN ACCOUNTS
------------------   ----------   -----------------   --------------   --------   ------------
Alan M. Gayle*          None            None               None          None         None
Gregory A. Fraser*      None            None               None          None         None

* Mssrs. Gayle and Fraser are each responsible for the day-to-day management of each Life Vision Fund.

POTENTIAL CONFLICTS OF INTEREST. A portfolio manager's management of a Life Vision Fund's investments, on the one hand, and the investments of the other accounts, on the other hand, may give rise to potential conflicts of interest. If the Life Vision Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Life Vision Fund. Another potential conflict may arise from the portfolio manager's knowledge about the size, timing and possible market impact of Life Vision Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Life Vision Fund. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitable allocated.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio managers are paid competitive salaries by the Adviser. In addition, they receive bonuses based on the pre-tax performance of the accounts managed by the portfolio manager relative to the applicable account benchmark over a calendar year. The method for determining a portfolio manager's compensation for the Life Vision Funds is the same as for any other account. The relative mix of compensation represented by investment results bonuses and salary will vary depending on the individual's results, contributions to the organization, and other factors.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. The table below shows the range of equity securities beneficially owned by the portfolio manager in a Life Vision Fund or Life Vision Funds managed by the portfolio manager.

                                       NAME OF LIFE                  RANGE OF
NAME OF PORTFOLIO MANAGER         VISION FUND(s) MANAGED         SECURITIES OWNED
-------------------------   ----------------------------------   ----------------
Alan M. Gayle               Life Vision Aggressive Growth Fund         None
                            Life Vision Conservative Fund
                            Life Vision Growth and Income Fund
                            Life Vision Moderate Growth Fund

Gregory A. Fraser           Life Vision Aggressive Growth Fund         None
                            Life Vision Conservative Fund
                            Life Vision Growth and Income Fund
                            Life Vision Moderate Growth Fund

THE ADMINISTRATOR

GENERAL. BISYS Fund Services Ohio, Inc. (the "Administrator"), serves as administrator of the Trust and is an affiliate of BISYS Fund Services, Limited Partnership, the Trust's distributor. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

MASTER SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into a master services agreement (the "Master Services Agreement") effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Life Vision Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Life Vision Funds' activities, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

ADMINISTRATION FEES TO BE PAID TO THE ADMINISTRATOR. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services of 2.75 basis points (0.0275%) on the first $25 billion in aggregate net assets of the Trust,
2.25 basis points (0.0225%) on the next $5 billion in aggregate net assets of the Trust, and 1.75 basis points (0.0175%) on the aggregate net assets of the Trust over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares.

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Life Vision Funds paid the following administration fees:

                                          FEES PAID ($)*         FEES WAIVED ($)*
                                     ------------------------   ------------------
         LIFE VISION FUND             2004     2003     2002    2004   2003   2002
                                     ------   ------   ------   ----   ----   ----
Life Vision Aggressive Growth Fund   26,000   19,000   19,000    0      0      0

Life Vision Conservative Fund         3,000        0       **    0      0     **

Life Vision Growth and Income Fund   55,000   44,000   35,000    0      0      0

Life Vision Moderate Growth Fund     83,000   60,000   57,000    0      0      0

* For the fiscal years ended May 31, 2004, 2003 and 2002, administration fees were paid by the Life Vision Funds pursuant to an administration agreement between the Trust and SEI Investments Global Funds Services.

**    Not in operation during the period.

THE DISTRIBUTOR

The Trust and BISYS Fund Services, Limited Partnership (the "Distributor") are parties to a distribution agreement dated July 26, 2004 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The Distributor is an affiliate of the Administrator, which serves as the Trust's administrator and transfer agent. The principal business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. In addition, the L Shares of the Life Vision Funds have a distribution and service plan (the "L Plan").

After the initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Life Vision Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Life Vision Fund, by a majority of the outstanding shares of that Life Vision Fund, upon not more than 60 days written notice by either party.

The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Trust's shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of the Trust's shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its shareholders.

L SHARES DISTRIBUTION PLAN

In addition, the Distribution Agreement and the L Plan adopted by the Trust provide that L Shares of each Life Vision Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Life Vision Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to L Shares shareholders or their customers who beneficially own L Shares. In addition, L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the L Shares of each Life Vision Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the L Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The L Plan requires that quarterly written reports of amounts spent under the L Plan, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The L Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of L Shares, but L Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement, the L

Plan and L Shares are subject to an ongoing distribution and service fee calculated on each Life Vision Fund's aggregate average daily net assets attributable to its L Shares.

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling L Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

                                                              ANNUAL FIRST YEAR
                                      INITIAL PAYMENT -         PAYOUT 12(b)-1
         LIFE VISION FUND            AT TIME OF SALE (L)   EFFECTIVE IMMEDIATELY (L)
                                     -------------------   -------------------------
Life Vision Aggressive Growth Fund           N/A                     0.75%

Life Vision Conservative Fund                N/A                     0.75%

Life Vision Growth and Income Fund           N/A                     0.75%

Life Vision Moderate Growth Fund             N/A                     0.75%

THE TRANSFER AGENT

BISYS Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Funds. SunTrust Bank is paid on the basis of net assets and transaction costs of the Funds. No fees were paid to SunTrust Bank for the fiscal year ended October 31, 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of its series are supervised by the Board under the laws of The Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-nine series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, positions with the Trust, principal occupations for the last five years and other directorships held for each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustees holds office during the lifetime of the Trust or until the election and qualification of his successor, or until he sooner dies, resigns or is removed. Each Trustee is also a Trustee of the STI Classic Variable Trust which is comprised of 7 series.

INTERESTED TRUSTEES

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* since November 2001. Mr. Courts is the Chairman of Atlantic Investment Company. His other directorships include:
Cousins Properties, Inc.; Genuine Parts Company (automotive supplies); Piedmont Medical Center; SunTrust Bank, Atlanta; Chairman, Courts Foundation; and Chairman, J. Bulow Campbell Foundation.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* since November 2001. Mr. Ridley is the Chairman of the Board of Haverty Furniture Companies. He was a partner at King and Spalding LLP (law firm) from 1977 to 2000. He is also a director of Crawford & Co. (insurance services).

--------------------------------
* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

INDEPENDENT TRUSTEES (Trustees who are not "interested persons" of the Trust as defined in the 1940 Act)

THOMAS GALLAGHER (DOB 11/25/47) - Trustee since May 2000. Mr. Gallagher is President and CEO of Genuine Parts Company. His other directorships include:
NAPA; Genuine Parts Company; Oxford Industries, Inc. (clothing); Stone Mountain Industrial Park; and The Lovett School.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee since May 1992. Mr. Gooch is retired, and currently serves on the Board of Trustees of the SEI Family of Funds.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee since May 2000. Mr. Robbins is President and Chief Executive Officer of Cox Communications, Inc. His other directorships include: Cox Communications; National Cable and Telecommunications Association; Discovery Channel; Cable Labs; C-Span; and Trustee of St. Paul's School.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee since February 1998. Mr. Walton is retired, and currently serves as a Director of Detroit Riverfront Conservancy.

SIDNEY E. HARRIS (DOB 7/21/49) - Trustee since November 2004. Dr. Harris is Professor and Former Dean (since 2004) and Dean (from 1997 to 2004) of J. Mack Robinson College of Business, Georgia State University. His other directorships include: ServiceMaster Company (consumer and business services); Total System Services, Inc (credit/debit card processor); and Transamerica Investors, Inc. (13 mutual funds).

WARREN Y. JOBE (DOB 11/12/40) - Trustee since November 2004. Mr. Jobe is retired. He was Executive Vice President of Georgia Power Company and Senior Vice President of Southern Company from 1998 to 2001. Mr. Jobe is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. His other directorships include: WellPoint, Inc. (healthcare); UniSource Energy Corp.; and HomeBanc Corp.

CHARLES D. WINSLOW (DOB 7/13/35) - Trustee since November 2004. Mr. Winslow is retired. He was formerly a partner in Accenture (consulting).

BOARD COMMITTEES. The Board has established the following committees:

- AUDIT COMMITTEE. The Board's Audit Committee is composed exclusively of independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's , major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Jobe, Robbins, Walton and Winslow currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

- NOMINATING COMMITTEE. The Board's Nominating Committee is composed exclusively of independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee may consider nominees recommended by shareholders if submitted in accordance with the Nominating Committee Charter. Messrs. Gallagher, Gooch, Harris, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met once during the most recently completed Trust fiscal year.

- FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 30 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Life Vision Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Life Vision Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges each Life Vision Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) each Life Vision Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Life Vision Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) each Life Vision Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Other Life Vision Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Life Vision Funds; and (c) agreed to renew the Advisory Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Life Vision Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                           AGGREGATE DOLLAR RANGE
                                                                              OF SHARES IN ALL
                                                                            INVESTMENT COMPANIES
                                                                           OVERSEEN BY TRUSTEE IN
                                  DOLLAR RANGE OF FUND SHARES*                    FAMILY OF
   NAME OF TRUSTEE                    INTERESTED TRUSTEES                  INVESTMENT COMPANIES**
---------------------   -----------------------------------------------    ----------------------
Richard W. Courts, II   None (Life Vision Aggressive Growth Stock Fund)
                              None (Life Vision Conservative Fund)
                           None (Life Vision Growth and Income Fund)
                            None (Life Vision Moderate Growth Fund)                None

                                                                           AGGREGATE DOLLAR RANGE
                                                                              OF SHARES IN ALL
                                                                            INVESTMENT COMPANIES
                                                                           OVERSEEN BY TRUSTEE IN
                                                                                  FAMILY OF
   NAME OF TRUSTEE                DOLLAR RANGE OF FUND SHARES*             INVESTMENT COMPANIES**
---------------------   -----------------------------------------------    ----------------------
Clarence H. Ridley      None (Life Vision Aggressive Growth Stock Fund)         Over $100,000
                              None (Life Vision Conservative Fund)
                           None (Life Vision Growth and Income Fund)
                            None (Life Vision Moderate Growth Fund)

                                     INDEPENDENT TRUSTEES

Thomas Gallagher        None (Life Vision Aggressive Growth Stock Fund)      $50,001-$100,000
                              None (Life Vision Conservative Fund)
                           None (Life Vision Growth and Income Fund)
                            None (Life Vision Moderate Growth Fund)

                        None (Life Vision Aggressive Growth Stock Fund)
                              None (Life Vision Conservative Fund)
F.Wendell Gooch            None (Life Vision Growth and Income Fund)         $50,001-$100,000
                             None(Life Vision Moderate Growth Fund)

                        None (Life Vision Aggressive Growth Stock Fund)
                             None (Life Vision Conservative Fund)
James O. Robbins             None (Life Vision Growth and Income Fund)            None
                             None (Life Vision Moderate Growth Fund)

                        None (Life Vision Aggressive Growth Stock Fund)
                              None (Life Vision Conservative Fund)
Jonathan T. Walton         None (Life Vision Growth and Income Fund)           over $100,000
                            None (Life Vision Moderate Growth Fund)

                        None (Life Vision Aggressive Growth Stock Fund)
                              None (Life Vision Conservative Fund)
Sidney E. Harris           None (Life Vision Growth and Income Fund)              None
                            None (Life Vision Moderate Growth Fund)

                        None (Life Vision Aggressive Growth Stock Fund)
                              None (Life Vision Conservative Fund)
Warren Y. Jobe             None (Life Vision Growth and Income Fund)              None
                            None (Life Vision Moderate Growth Fund)

Charles D. Winslow      None (Life Vision Aggressive Growth Stock Fund)           None
                              None (Life Vision Conservative Fund)
                           None (Life Vision Growth and Income Fund)
                            None (Life Vision Moderate Growth Fund)

*     Valuation date is December 31, 2004.

** The "Family of Investment Companies" includes the STI Classic Funds and STI Classic Variable Trust.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year. The "Fund Complex" referenced in the table consists of the Trust and the STI Classic Variable Trust.

                                            PENSION OR
                                        RETIREMENT BENEFITS   ESTIMATED ANNUAL           TOTAL COMPENSATION
                         AGGREGATE      ACCRUED AS PART OF     BENEFITS UPON             FROM THE TRUST AND
   NAME OF TRUSTEE      COMPENSATION       FUND EXPENSES         RETIREMENT                 FUND COMPLEX
---------------------   ------------   --------------------   ----------------   -----------------------------------
                                       INTERESTED TRUSTEES

Richard W. Courts, II     $38,500                N/A                  N/A                      $42,000

Clarence H. Ridley        $40,000                N/A                  N/A                      $43,500
                                       INDEPENDENT TRUSTEES

Thomas Gallagher          $46,000                N/A                  N/A                      $50,500

F. Wendell Gooch          $38,500                N/A                  N/A                      $42,000

James O. Robbins          $38,500                N/A                  N/A                      $42,000

Jonathan T. Walton        $40,000                N/A                  N/A                      $43,500

Sidney E. Harris*           N/A                  N/A                  N/A                        N/A

Warren Y. Jobe*             N/A                  N/A                  N/A                        N/A

Charles D. Winslow*         N/A                  N/A                  N/A                        N/A

* Elected to the Board on November 15, 2004.

TRUST OFFICERS. The executive officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each executive officer is BISYS Fund Services Ohio, Inc. ("BISYS Fund Services"), 3435 Stelzer Road, Columbus, Ohio 43219. The officers of the Trust may also serve as officers to one or more mutual funds for which BISYS Fund Services or its affiliates act as administrator, distributor or transfer agent. None of the officers receive compensation from the Trust for their services. Officers of the Trust are elected annually by the Board and hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

R. JEFFREY YOUNG (DOB 08/22/64) - President of the Trust since July 2004. Senior Vice President, Relationship Management, BISYS Fund Services since April 2002. Vice President, Client Services, BISYS Fund Services from May 1997 to April 2002.

DEBORAH A. LAMB (10/02/52) - Executive Vice President (since September 2004), Assistant Secretary (since November 2003), and Chief Compliance Officer (since August 2004) of the Trust. Chief Compliance Officer and Managing Director of Trusco Capital Management, Inc. since March 2003. President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000. The business address for Ms. Lamb is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

BRYAN C. HAFT (DOB 01/23/65) - Treasurer and Chief Financial Officer of the Trust since July 2004. Vice President, Financial Administration, BISYS Fund Services since July 2000. Director, Administration Services, BISYS Fund Services from May 1998 to July 2000.

CYNTHIA J. SURPRISE (DOB 7/8/46) - Secretary of the Trust since February 2005. Senior Counsel, Legal Services, BISYS Fund Services since December 2004. Director and Counsel, Investors Bank & Trust Company from October 1999 to November 2004.

ALAINA V. METZ (DOB 04/07/67) - Assistant Secretary of the Trust since July 2004. Vice President, Blue Sky Compliance, BISYS Fund Services since January 2002. Chief Administrative Officer, Blue Sky Compliance at BISYS Fund Services from June 1995 to January 2002.

JULIE M. POWERS (DOB 10/08/69) - Assistant Secretary of the Trust since July 2004. Senior Paralegal, Legal Services, BISYS Fund Services since June 2000. Paralegal, Phillips, Lytle, Hitchcock, Blaine & Huber LLP from March 1998 to June 2000.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Life Vision Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Life Vision Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Life Vision Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Life Vision Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Life Vision Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Life Vision Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Life Vision Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

The Trust will permit an exchange of L Shares of a Life Vision Fund for A Shares of the same Life Vision Fund, and will waive any sales charges that would otherwise apply, for those investors who hold L Shares of the Life Vision Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Life Vision Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price an Underlying STI Classic Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of an Underlying STI Classic Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by an Underlying STI Classic Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in an Underlying STI Classic Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in an Underlying STI Classic Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectus is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income.

Gains and losses on the sale of a Money Market Fund's portfolio securities and unrealized appreciation or depreciation in the value of such securities may require a Fund to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under or over distributions of net investment income.

The Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the Fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income ("UBTI"). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If the International Equity and International Equity Index Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund's total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity and International Equity Index Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Life Vision Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Life Vision Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to a Life Vision Fund or account generating the brokerage.

As provided in the 1934 Act higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

For the fiscal years ended May 31, 2004, 2003 and 2002, the Life Vision Funds paid the following aggregate brokerage commissions on portfolio transactions:

                                               AGGREGATE DOLLAR AMOUNT OF
                                              BROKERAGE COMMISSIONS PAID ($)
                                    ---------------------------------------------------
LIFE VISION FUND                    2004                 2003                   2002
----------------------------------  ----                 ----                   ----
Life Vision Aggressive Growth Fund    0                    0                      0

Life Vision Conservative Fund         0                    0                      0

Life Vision Growth and Income Fund    0                    0                      0

Life Vision Moderate Growth Fund      0                    0                      0

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Life Vision Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. With respect to transactions in equity securities, the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Life Vision Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Life Vision Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Life Vision Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Life Vision Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses. From time to time, a Life Vision Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH LIFE VISION FUND AFFILIATES. A Life Vision Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Life Vision Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Life Vision Fund on an exchange if a written contract is in effect between the affiliate and the Life Vision Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Life Vision Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Life Vision Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Life Vision Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown reflect fees paid in connection with Life Vision Fund repurchase agreement transactions.

                                                                 PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL
                                    AGGREGATE DOLLAR AMOUNT OF  BROKERAGE COMMISSIONS    BROKERAGE TRANSACTIONS
                                    BROKERAGE COMMISSIONS PAID   PAID TO AFFILIATED    EFFECTED THROUGH AFFILIATED
                                    TO AFFILIATED BROKERS ($)*        BROKERS (%)                BROKERS (%)
                                    --------------------------  ---------------------  ---------------------------
LIFE VISION FUND                    2004       2003       2002  2004     2003    2002  2004        2003       2002
----------------------------------  ----       ----       ----  ----     ----    ----  ----        ----       ----
Life Vision Aggressive Growth Fund    0          0         **     0        0      **     0           0         **

Life Vision Conservative Fund         0          0         **     0        0      **     0           0         **

                                                                 PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL
                                    AGGREGATE DOLLAR AMOUNT OF  BROKERAGE COMMISSIONS    BROKERAGE TRANSACTIONS
                                    BROKERAGE COMMISSIONS PAID   PAID TO AFFILIATED    EFFECTED THROUGH AFFILIATED
                                    TO AFFILIATED BROKERS ($)*        BROKERS (%)                BROKERS (%)
                                    --------------------------  ---------------------  ---------------------------
LIFE VISION FUND                    2004       2003       2002  2004     2003    2002  2004        2003       2002
----------------------------------  ----       ----       ----  ----     ----    ----  ----        ----       ----
Life Vision Growth and Income Fund    0          0         **     0        0      **     0           0         **

Life Vision Moderate Growth Fund      0          0         **     0        0      **     0           0         **

* Prior to July 26, 2004, SEI Investments Distribution Co. served as the Trust's distributor. These amounts refer to brokerage commissions paid to, or brokered transactions effected through, SEI Investments Distribution Co.

** Not in operation during the period.

PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Life Vision Funds invest since such contracts generally have remaining maturities of less than one-year. The Life Vision Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Life Vision Funds' two most recently completed fiscal periods ended May 31, 2004 and 2003, the portfolio turnover rate for each of Life Vision Funds was as follows:

                                    TURNOVER RATE (%)
                                    -----------------
LIFE VISION FUND                    2004         2003
----------------------------------  ----         ----
Life Vision Aggressive Growth Fund    44           50

Life Vision Conservative Fund        138          160

Life Vision Growth and Income Fund    97          139

Life Vision Moderate Growth Fund     109          101

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Funds' CCO reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each February 28, May 31, August 31, and November 30). Each Fund discloses a complete schedule of investments in each Semi-Annual Report and

Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Semi-Annual and Annual Reports are also available, free of charge, on the Funds' website at www.sticlassicfunds.com. The Funds' website also provides the names of the securities that make up each Underlying Fund's top 10 portfolio holdings, updated as of the end of the most recent calendar quarter each March 31, June 30, September 30, and December 31. This information on the website is provided with a lag of at least 15 days and is available until updated the next calendar quarter. The information on the Funds' website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of each Fund's portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds may also disclose portfolio holdings to broker-dealers and/or pricing services in order to allow the Funds to accurately price and potentially sell portfolio securities. The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

The Funds require any third party receiving non-public holdings information to enter into a Confidentiality Agreement with the Adviser. The Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept secret and confidential and that such information will be used solely for the purpose of analysis and evaluation of a Fund. Specifically, the Confidentiality Agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of a Fund.

Currently, the Funds have arrangements to provide additional disclosure of complete portfolio holdings information on a monthly basis with no lag to the following third parties: Advest, Inc., AG Edwards & Sons, Inc., Banc of America Securities, LLC, BB&T Capital Markets, Belle Haven Investments, Credit Suisse First Boston, LLC, JP Morgan Securities, Inc., Merrill Lynch Pierce Fenner & Smith, Inc., FTN Midwest Research, Morgan Keegan & Co., Inc., Piper Jaffrey & Co., RBC Dain Rauscher, Inc, Smith Barney, UBS Financial Services, Inc., and Wachovia Bank, N.A.

Currently, the Funds have arrangements to provide additional disclosure of complete portfolio holdings information on a quarterly basis with no lag to the following third parties: Aon Consulting, Inc., Callan Associates, Inc., Colonial Consulting, Inc., CRA Business Strategies Group, Gabriel Roder, Smith & Co., New England Pension Consultants, Prime Buchholz & Associates, Inc., Raymond James Financial, Inc., and Watson Wyatt Investment Consulting, Inc.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the custodian, administrator and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Life Vision Funds each of which represents an equal proportionate interest in that Life Vision Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Life Vision Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Life Vision Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Life Vision Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust, the Adviser and the Subadviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.

Information regarding how the Funds' voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds' proxy voting record is available on the Funds' website at www.sticlassicfunds.com, and without charge upon request by calling (800) 428-6970, or by writing to the Funds at STI Classic Funds, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. The Funds' proxy voting record is also available on the SEC's website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of March 1, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Life Vision Funds. Persons who owned of record or beneficially more than 25% of a Life Vision Fund's outstanding shares may be deemed to control the Life Vision Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Life Vision Funds were held for the record owner's fiduciary, agency or custodial customers.

                                                                   NUMBER OF
            FUND                     NAME AND ADDRESS               SHARES        CLASS   % OF CLASS
-----------------------------  -------------------------------  --------------  --------  ----------
Life Vision Aggressive Growth  National Financial Services LLC
Fund                           200 Liberty Street
                               New York, NY  10281                 181,196.812  A Shares   100.00%

Life Vision Aggressive         National Financial Services LLC
Growth Fund                    200 Liberty Street
                               New York, NY  10281                 483,263.976  B Shares    98.05%

Life Vision Aggressive         SunTrust Bank
Growth Fund                    Various Benefit Plans
                               8515 East Orchard Road
                               Greenwood Village, CO  8011-
                               5002                              3,552,809.534  T Shares    92.51%

Life Vision Aggressive         Trustman
Growth Fund                    SunTrust Banks
                               P.O. Box 105870
                               Atlanta, GA  30348-5870             280,606.981  T Shares     7.31%

Life Vision                    National Financial Services LLC
Conservative Fund              200 Liberty Street
                               New York, NY  10281                  41,498.205  A Shares   100.00%

Life Vision                    National Financial Services LLC
Conservative Fund              200 Liberty Street
                               New York, NY  10281                 491,748.828  B Shares    97.30%

Life Vision                    SunTrust Bank
Conservative Fund              Various Benefit Plans
                               8515 East Orchard Road
                               Greenwood Village, CO  8011-
                               5002                                 30,464.152  T Shares    78.20%

Life Vision                    Trustman
Conservative Fund              SunTrust Banks
                               P.O. Box 105870
                               Atlanta, GA  30348-5870               8,444.884  T Shares    21.68%

Life Vision Growth and         National Financial Services LLC
Income Fund                    200 Liberty Street
                               New York, NY  10281                 302,376.949  A Shares   100.00%

Life Vision Growth and         National Financial Services LLC
Income Fund                    200 Liberty Street
                               New York, NY  10281               1,436,577.466  B Shares    99.50%

Life Vision Growth and         SunTrust Bank
Income Fund                    Various Benefit Plans
                               8515 East Orchard Road
                               Greenwood Village, CO  8011-
                               5002                              7,222,187.265  T Shares    95.72%

                                                                   NUMBER OF
            FUND                     NAME AND ADDRESS               SHARES        CLASS   % OF CLASS
-----------------------------  -------------------------------  --------------  --------  ----------
Life Vision Moderate           National Financial Services LLC
Growth Fund                    200 Liberty Street
                               New York, NY  10281                 562,264.812  A Shares   100.00%

Life Vision Moderate           National Financial Services LLC
Growth Fund                    200 Liberty Street
                               New York, NY  10281               1,391,075.372  B Shares    98.97%

Life Vision Moderate           SunTrust Bank
Growth Fund                    Various Benefit Plans
                               8515 East Orchard Road
                               Greenwood Village, CO  8011-
                               5002                             11,166,072.939  T Shares    85.31%

Life Vision Moderate           Trustman
Growth Fund                    SunTrust Banks
                               P.O. Box 105870
                               Atlanta, GA 30348-5870            1,749,282.061  T Shares    13.37%

FINANCIAL STATEMENTS

The financial statements for the Trust's fiscal year ended May 31, 2004, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2004 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's Ratings Group (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's Investor Services, Inc. ("Moody's) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -     Leading market positions in well-established industries.

            -     High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

            - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

            - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO]

TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUNDS SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Funds' board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most respected proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related

SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Funds, may be obtained without charge by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com. The policies and procedures are also available in the STI Classic Funds' Statement of Additional Information. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         12/2004

                   TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

      1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

      2. Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

      3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as all ERISA specific guidelines and requirements are incorporated in this policy.

TRUSCO PROVIDES AND MAINTAINS THE FOLLOWING STANDARD PROXY VOTING POLICIES:

      -     Trusco U.S. Domestic Proxy Policy (includes ERISA related accounts)

      -     Trusco Taft Hartley Proxy Policy

      -     Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include: an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest that may arise could include those where the shares to be voted involve:

      1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

      2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

      3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

      4. A director or senior officer of Trusco or SunTrust Banks, Inc. serving on the board of a publicly held company.

      5. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

      1.    Retain an independent fiduciary to vote the shares.

      2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION

TRUSCO CLIENTS:

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY POLICY (includes ERISA related accounts,) TAFT HARTLEY PROXY POLICY, and GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th

Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at:
PMP.operations@truscocapital.com.

STI CLASSIC FUNDS AND STI CLASSIC VARIABLE TRUST SHAREHOLDERS:

The above information as it relates to the STI Classic Funds or the STI Classic Variable Trust is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

                                                                            2005

            TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      -     Adequate disclosure has not been provided in a timely manner;

      -     There are clear concerns over questionable finances or restatements;

      - There have been questionable transactions with conflicts of interest;

      - There are any records of abuses against minority shareholder interests; and

      -     The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

Vote AGAINST labor representatives if the sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BYCASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                     BALLOT ITEM / PROPOSAL
NUMBER    CHAPTER               SECTION                  [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]         VOTE
------  ------------  --------------------------  ------------------------------------------------------------  ----
 1.0    Operational   Adjourn Meeting             To provide management with the authority to adjourn an         F
        Items                                     annual or special meeting.

 1.1    Operational   Amend Quorum                To reduce quorum requirements for shareholder meetings         A
        Items         Requirements                below a majority of the shares outstanding

 1.2    Operational   Amend Minor Bylaws          To make housekeeping changes (updates or corrections) to       F
        Items                                     bylaw or charter

 1.3    Operational   Change Company Name         To change the corporate name                                   F
        Items

 1.4    Operational   Date, Time, or Location of  Management proposals to change the date/time/location of       F
        Items         Annual Meeting              the annual meeting

 1.5    Operational   Date, Time, or Location of  Shareholder proposals to change the date/time/location of      A
        Items         Annual Meeting              the annual meeting

 1.6    Operational   Auditors                    To ratify auditors                                             F
        Items

 1.7    Items         Auditors                    Shareholder proposals asking companies to prohibit their       A
                                                  auditors from engaging in non audit services

 1.8    Operational   Auditors                    Shareholder proposals to require audit firm rotation           A
        Items

 1.9    Operational   Transact Other Business     To approve other business when it appears as voting item       A
        Items

 2.0    Board of      Voting on Director          Director nominees who are not described below                  F
        Directors     Nominees in Uncontested
                      Elections

 2.1    Board of      Voting on Director          Director nominees who have Implement or renewed a dead         W
        Directors     Nominees in Uncontested     hand or modified dead hand poison pill
                      Elections

 2.2    Board of      Voting on Director          Director nominees who have ignored a shareholder proposal      W
        Directors     Nominees in Uncontested     that is approved by a majority of the votes cast for two
                      Elections                   consecutive years

 2.3    Board of      Voting on Director          Director nominees who have failed to act on takeover offers    W
        Directors     Nominees in Uncontested     where the majority of the shareholders tendered their shares
                      Elections

 2.4    Board of      Voting on Director          Director nominees who enacted egregious corporate              W
        Directors     Nominees in Uncontested     governance policies or failed to replace management as
                      Elections                   appropriate

 2.5    Board of      Age Limits                  To limit the tenure of outside directors either through term   A
        Directors                                 limits or mandatory retirement ages.

 2.6    Board of      Board Size                  To fix the board size or designate a range for the board size  F
        Directors

 2.7    of Directors  Board Size                  To give management the ability to alter the size of the board  A outside of a specified range without shareholder approval

 2.8    Board of      Classification/             Management and shareholder proposals to classify the board     F
        Directors     Declassification of the
                      Board

 2.9    Board of      Classification/             Management and shareholder proposals to repeal classified      A
        Directors     Declassification of the     boards and to elect all directors annually
                      Board

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                   BALLOT ITEM / PROPOSAL
NUMBER   CHAPTER             SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  ---------  ---------------------------  -------------------------------------------------------------  ----
 2.10   Board of   Cumulative Voting            To eliminate cumulative voting.                                 F
        Directors

 2.11   Board of   Cumulative Voting            To restore or permit cumulative voting                          A
        Directors

 2.12   Board of   Director and Officer         Proposals on director and officer indemnification and           C
        Directors  Indemnification and          liability protection not particularly described below.
                   Liability Protection

 2.13   Board of   Director and Officer         To eliminate entirely directors' and officers' liability for    A
        Directors  Indemnification and          monetary damages for violating the duty of care.
                   Liability Protection

 2.14   Board of   Director and officer         To expand coverage beyond just legal expenses to acts, such     A
        Directors  Indemnification and          as negligence, that are more serious violations of fiduciary
                   Liability Protection         obligation than mere carelessness

 2.15   Board of   Director and Officer         To expand coverage in cases when a director's or officer's      F
        Directors  Indemnification Protection   legal defense was unsuccessful if: (1) the director was found
                   and Liability                to have acted in good faith and in a manner that he
                                                reasonably believed was in the best interests of the
                                                company, and (2) only if the director's legal expenses would be covered.

 2.16   Board of   Establish/ Amend Nominee     To establish or amend director qualifications                   A
        Directors  Qualifications

 2.17   Board of   Establish/ Amend Nominee     Shareholder proposals requiring two candidates per board        A
        Directors  Qualifications               seat

 2.18   Board of   Filling Vacancies/ Removal   To provide that directors may be removed only for cause. Y      A
        Directors  of Directors                          Y

 2.19   Board of   Filling Vacancies/ Removal   To restore shareholder ability to remove directors with or      F
        Directors  of Directors                 without cause.

 2.20   Board of   Filling Vacancies/ Removal   To provide that only continuing directors may elect             A
        Directors  of Directors                 replacements to fill board vacancies.

 2.21   Board of   Filling Vacancies/ Removal   To permit shareholders to elect directors to fill board         F
        Directors  of Directors                 vacancies.

 2.22   Board of   Independent Chairman         To recommend that the positions of chairman and CEO be          F
        Directors  (Separate Chairman/CEO)      combined.

 2.23   Board of   Independent Chairman         To recommend that the positions of chairman and CEO be          A
        Directors  (Separate Chairman/CEO       separate and distinct positions held by 2 different
                                                individuals.

 2.24   Board of   Majority of Independent      Shareholder proposals to require that a majority or more of     F
        Directors  Directors/ Establishment of  directors be independent
                   Committees

 2.25   Board of   Majority Independent         Shareholder proposals asking that board audit,                  A
        Directors  Directors/ Establishment of  compensation, and/or nominating committees be composed
                   Committees                   exclusively of independent directors

 2.26   Board of   Open Access                  Shareholder proposals asking for open access                    A
        Directors

 2.27   Board of   Stock Ownership              Shareholder proposals that mandate a minimum amount of          A
        Directors  Requirements                 stock that directors must own in order to qualify as a
                                                director or to remain on the board

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                       BALLOT ITEM / PROPOSAL
NUMBER      CHAPTER               SECTION                  [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]         VOTE
------  --------------  --------------------------  ------------------------------------------------------------  ----
 2.28   Board of        Stock Ownership             Shareholder proposals asking that the company adopt a          A
        Directors       Requirements                holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards)

 2.29   Board of        Term Limits                 Shareholder or management proposals to limit the tenure of     A
        Directors                                   outside directors

 3.0    Proxy Contests  Voting for Director         Votes in a contested election of directors                     C
                        Nominees in Contested
                        Elections

 3.1    Proxy Contests  Reimbursing Proxy           To reimburse proxy solicitation expenses                       C
                        Solicitation Expenses

 3.2    Proxy Contests  Voting                      Shareholder proposals requesting that corporations adopt       A
                                                    confidential voting, use independent vote tabulators and use independent inspectors of election

 3.3    Proxy Contests  Confidential Voting         Management proposals to adopt confidential voting.             A

 4.0    Antitakeover    Advance Notice              Advance notice proposals                                       F
        Defenses and    Requirements for
        Voting Related  Shareholder Proposals/Nomi
        Issues          nations

 4.1    Antitakeover    Amend Bylaws without        Proposals giving the board exclusive authority to amend the    F
        Defenses and    Shareholder Consent         bylaws
        Voting Related
        Issues

 4.2    Antitakeover    Amend Bylaws without        Proposals giving the board the ability to amend the bylaws     F
        Defenses and    Shareholder Consent         in addition to shareholders
        Voting Related
        Issues

 4.3    Antitakeover    Poison Pills                Shareholder proposals that ask a company to submit its         F
        Defenses and                                poison pill for shareholder ratification
        Voting Related
        Issues

 4.4    Antitakeover    Poison Pills                Shareholder proposals asking that any future pill be put to    F
        Defenses and                                a shareholder vote
        Voting Related
        Issues

 4.5    Antitakeover    Poison Pills                Management proposals to ratify a poison pill                   C
        Defenses and
        Voting Related
        Issues

 4.6    Antitakeover    Shareholder Ability to Act  To restrict or prohibit shareholder ability to take action     A
        Defenses and    by Written Consent          by written consent
        Voting Related
        Issues

 4.7    Antitakeover    Shareholder Ability to Act  To allow or make easier shareholder action by written          F
        Defenses and    by Written Consent          consent
        Voting Related
        Issues

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                         BALLOT ITEM / PROPOSAL
NUMBER      CHAPTER               SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  --------------  ---------------------------  --------------------------------------------------------------  ----
 4.8    Antitakeover    Shareholder Ability to Call  To restrict or prohibit shareholder ability to call special      A
        Defenses and    Special Meetings             meetings.
        Voting
        Related Issues

 4.9    Antitakeover    Shareholder Ability to Call  To remove restrictions on the right of shareholders to act       F
        Defenses and    Special Meetings             independently of management.
        Voting
        Related Issues

 4.10   Antitakeover    Supermajority Vote           To require a supermajority shareholder vote. P      y            A
        Defenses and    Requirements
        Voting
        Related Issues

 4.11   Antitakeover    Supermajority Requirements   To lower supermajority vote requirements.                        F
        Defenses and
        Voting
        Related Issues

 5.0    Mergers and     Appraisal Rights             To restore, or provide shareholders with, rights of appraisal.   A
        Corporate
        Restructurings

 5.1    Mergers and     Asset Purchases              On asset purchase proposals                                      C
        Corporate
        Restructurings

 5.2    Mergers and     Asset Sales                  Asset sales                                                      C
        Corporate
        Restructurings

 5.3    Mergers and     Bundled Proposals            Bundled or "conditioned" proxy proposals                         C
        Corporate
        Restructurings

 5.4    Mergers and     Conversion of Securities     Proposals regarding conversion of securities, absent             C
        Corporate                                    penalties or likely bankruptcy.
        Restructurings

 5.5    Mergers and     Conversion of Securities     Proposals regarding conversion of securities, if it is           F
        Corporate                                    expected that the company will be subject to onerous
        Restructurings                               penalties or will be forced to file for bankruptcy if the
                                                     transaction is not approved.

 5.6    Mergers and     Corporate Reorganization     Proposals to increase common and/or preferred shares and         C
        Corporate                                    to issue shares as part of a debt restructuring plan, absent
        Restructurings                               likely bankruptcy.

 5.7    Mergers and     Corporate Reorganization     Proposals to increase common and/or preferred shares and         F
        Corporate                                    to issue shares as part of a debt restructuring plan where
        Restructurings                               bankruptcy is likely if the transaction is not approved

 5.8    Mergers and     Formation of Holding         To form a holding company                                        C
        Corporate       Company
        Restructurings

 5.9    Mergers and     Going Private Transactions   To make the company private rather than public                   C
        Corporate       (LBOs and Minority Squeeze
        Restructurings  outs)

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                         BALLOT ITEM / PROPOSAL
NUMBER      CHAPTER               SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  --------------  ---------------------------  --------------------------------------------------------------  ----
 5.10   Mergers and     Joint Ventures               To form joint ventures                                           C
        Corporate
        Restructurings

 5.11   Mergers and     Liquidations                 To liquidate when bankruptcy is not likely                       C
        Corporate
        Restructurings

 5.12   Mergers and     Liquidations                 To liquidate when bankruptcy is likely                           F
        Corporate
        Restructurings

 5.13   Mergers and     Mergers and Acquisitions/    To merge with or acquire another company                         C
        Corporate       Issuance of Shares to
        Restructurings  Facilitate Merger or
                        Acquisition

 5.14   Mergers and     Private Placements/          To issue a private placement security when bankruptcy is not     C
        Corporate       Warrants/ Convertible        likely
        Restructurings  Debentures

 5.15   Mergers and     Private Placements/          To issue a private placement security when bankruptcy is         F
        Corporate       Warrants/ Convertible        not likely
        Restructurings  Debentures

 5.16   Mergers and     Spin-offs                    To spin off a unit or line of business                           C
        Corporate
        Restructurings

 5.17   Mergers and     Value Maximization           To maximize shareholder value by hiring a financial advisor      C
        Corporate       Proposals                    to explore strategic alternatives, selling the company or
        Restructurings                               liquidating the company and distributing the proceeds to
                                                     shareholders.

 6.0    State of        Control Share Acquisition    To opt out of control share acquisition statutes                 F
        Incorporation   Provisions

 6.1    State of        Control Share Acquisition    To amend the charter to include control share acquisition        A
        Incorporation   Provisions                   provisions.

 6.2    State of        Control Share Acquisition    To restore voting rights to the control shares. g                F
        Incorporation   Provisions

 6.3    State of        Control Share Cash out       To opt out of control share cash out statutes.                   F
        Incorporation   Provisions

 6.4    State of        Disgorgement Provisions      To opt out of state disgorgement provisions.                     F
        Incorporation

 6.5    State of        Fair Price Provisions        To adopt fair price provisions                                   C
        Incorporation

 6.6    State of        Fair Price Provisions        To adopt fair price provisions with shareholder vote             A
        Incorporation                                requirements greater than a majority of disinterested shares.

 6.7    State of        Freeze Out                   proposals to opt out of state freeze out provisions              F
        Incorporation

 6.8    State of        Greenmail                    To adopt anti greenmail charter of bylaw amendments Or           F
        Incorporation                                otherwise restrict a company's ability to make greenmail
                                                     payments.

 6.9    State of        Greenmail                    To adopt anti greenmail proposals when they are bundled          C
        Incorporation                                with other charter or bylaw amendments.

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                      BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER              SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  -------------   -------------------------   -------------------------------------------------------------  ----
 6.10   Incorporation   Reincorporation Proposals   To change a company's state of incorporation                    C
        State of
        Incorporation

 6.11   State of        Stakeholder Provisions      To consider non-shareholder constituencies or other             A
        Incorporation                               non-financial effects when evaluating a merger or business combination.

 6.12   State of        State Anti takeover         To opt in or out of state takeover statutes (including          C
        Incorporation   Statutes                    control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions,
                                                    stakeholder laws, poison pill endorsements, severance
                                                    pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).

 7.0    Capital         Adjustments to Par          Management proposals to reduce or eliminate the par value       F
        Structure       Value of Common Stock       of common stock.

 7.1    Capital         Common Stock                To increase the number of shares of common stock authorized     C
        Structure       Authorization               for issuance

 7.2    Capital         Common Stock                To increase the number of authorized shares of the class of     C
        Structure       Authorization               stock that has superior voting rights.

 7.3    Capital         Common Stock                To approve increases beyond the allowable increase when a       F
        Structure       Authorization               company's shares are in danger of being de-listed or if a
                                                    company's ability to continue to operate as a going concern is uncertain

 7.4    Capital         Dual-class Stock            Proposals to create a new class of common stock with            A
        Structure                                   superior voting rights

                                                    To create a new class of nonvoting or sub-voting common
                                                    stock if:

 7.5    Capital         Dual-class Stock            -    It is intended for financing purposes with minimal         F
        Structure                                   or no dilution to current shareholders -   It is not
                                                    designed to preserve the voting power of an insider or
                                                    significant shareholder

 7.6    Capital         Issue Stock for Use         To increase authorized common stock for the explicit            A
        Structure       with Rights Plan            purpose of implementing a shareholder rights plan (poison
                                                    pill).

 7.7    Capital         Preemptive Rights           Shareholder proposals that seek preemptive rights               C
        Structure

 7.8    Capital         Preferred Stock             To authorizing the creation of new classes of preferred         A
        Structure                                   stock with unspecified voting, conversion, dividend
                                                    distribution, and other rights ("blank check" preferred
                                                    stock).

 7.9    Capital         Preferred Stock             To create "declawed" blank check preferred stock (stock         F
        Structure                                   that cannot be used as a takeover defense).

 7.10   Capital         Preferred Stock             To authorize preferred stock in cases where the company         F
        Structure                                   specifies the voting, dividend, conversion, and other
                                                    rights of such stock and the terms of the preferred stock
                                                    appear reasonable

 7.11   Capital         Preferred Stock             To increase the number of blank check preferred stock           A
        Structure                                   authorized for issuance when no shares have been issued or reserved for a specific purpose.

 7.12   Capital         Preferred Stock             To increase the number of blank check preferred shares          F
        Structure

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                      BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER              SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  -------------   -------------------------   -------------------------------------------------------------  ----
 7.13   Capital         Recapitalization            Recapitalizations (reclassifications of securities)             C
        Structure

 7.14   Capital         Reverse Stock Splits        Management proposals to implement a reverse stock split         F
        Structure                                   when the number of authorized shares will be
                                                    proportionately reduced

 7.15   Capital         Reverse Stock Splits        Management proposals to implement a reverse stock split to      F
        Structure                                   avoid delisting.

 7.16   Capital         Reverse Stock Splits        To implement a reverse stock split that do not                  C
        Structure                                   proportionately reduce the number of shares authorized

 7.17   Capital         Share Repurchase Programs   Management proposals to institute open-market share             F
        Structure                                   repurchase plans in which all shareholders may participate on equal terms

 7.18   Capital         Stock Distributions:        Management proposals to increase the common share               F
        Structure       Splits and Dividends        authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance

 7.19   Capital         Tracking Stock              To authorize the creation of tracking stock                     C
        Structure

 8.0    Executive and   Executive Compensation      To approve or disapprove executive compensation plans or        C
        Director                                    plan amendments.
        Compensation

 8.1    Executive and   Executive Compensation      To approve compensation plans that expressly permit the         A
        Director                                    re-pricing of underwater stock options without shareholder
        Compensation                                approval.

 8.2    Executive and   Executive Compensation      Plans in which the CEO participates if there is a disconnect    A
        Director                                    between the CEO's pay and company performance
        Compensation

 8.3    Executive and   Director Compensation       Plans for directors                                             C
        Director
        Compensation

 8.4    Executive and   Stock Plans in Lieu of      For plans which provide participants with the option of         C
        Director        Cash                        taking all or a portion of their cash compensation in the
        Compensation                                form of stock

 8.5    Executive and   Stock Plans in Lieu of      Plans which provide a dollar-for-dollar cash for stock          F
        Director        Cash                        exchange
        Compensation

 8.6    Executive and   Stock Plans in Lieu of      Plans which do not provide a dollar-for-dollar cash for         A
        Director        Cash                        stock exchange
        Compensation

 8.7    Executive and   Director Retirement Plans   Retirement plans for non-employee directors.                    A
        Director
        Compensation

 8.8    Executive and   Director Retirement Plans   Shareholder proposals to eliminate retirement plans for         F
        Director                                    non-employee directors
        Compensation

 8.9    Executive and   Management Proposals        On management proposals seeking approval to re-price options    A
        Director        Seeking Approval to Re
        Compensation    price Options

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                      BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER              SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  -------------   -------------------------   -------------------------------------------------------------  ----
 8.10   Executive and   Voting on Compensation      Shareholder proposals to submit executive compensation to a     A
        Director                                    vote.
        Compensation

 8.11   Executive and   Employee Stock Purchase     Employee stock purchase plans not described below               C
        Director        Plans
        Compensation

 8.12   Executive and   Employee Stock Purchase     Employee stock purchase plans where all of the following        F
        Director        Plans                       apply Purchase price is at least 85 percent of fair market
        Compensation                                value Offering period is 27 months or less

 8.13   Executive and   Employee Stock Purchase     Employee stock purchase plans where any of the following        A
        Director        Plans                       apply Purchase price is less than 85 percent of fair market
        Compensation                                value, or Offering period is greater than 27 months

 8.14   Executive and   Incentive Bonus Plans and   Simply amend shareholder-approved compensation plans to         F
        Director        Tax Deductibility           include administrative features or place a cap on the
        Compensation    Proposals                   annual grants any one participant may receive to comply
                                                    with the provisions of Section 162(m).

 8.15   Executive and   Incentive Bonus Plans and   To add performance goals to existing compensation plans to      F
        Director        Tax Deductibility           comply with the provisions of Section 162(m)
        Compensation    Proposals

 8.16   Executive and   Incentive Bonus Plans and   Plans to increase shares reserved and to qualify for            F
        Director        Tax Deductibility           favorable tax treatment under the provisions of Section
        Compensation    Proposals                   162(m)

 8.17   Executive and   Incentive Bonus Plans and   Cash or cash and stock bonus plans that are submitted to        F
        Director        Tax Deductibility           shareholders for the purpose of exempting compensation from
        Compensation    Proposals                   taxes under the provisions of Section 162(m) if no increase in shares is requested.

 8.18   Executive and   Employee Stock Ownership    To implement an ESOP or increase authorized shares for          F
        Director        Plans (ESOPs)               existing ESOPs, unless the number of shares allocated to
        Compensation                                the ESOP is excessive (more than five percent of
                                                    outstanding shares.)

 8.19   Executive and   401(k) Employee Benefit     To implement a 401(k) savings plan for employees.               F
        Director        Plans
        Compensation

 8.20   Executive and   Shareholder Proposals       Shareholder proposals seeking additional disclosure of          A
        Director        Regarding Executive and     executive and director pay information,
        Compensation    Director Pay

 8.21   Executive and   Shareholder Proposals       Shareholder proposals seeking to set absolute levels on         A
        Director        Regarding Executive and     compensation or otherwise dictate the amount or form of
        Compensation    Director Pay                compensation.

 8.22   Executive and   Shareholder Proposals       Shareholder proposals requiring director fees be paid in        A
        Director        Regarding Executive and     stock only
        Compensation    Director Pay

 8.23   Executive and   Shareholder Proposals       Shareholder proposals to put option re-pricings to a            F
        Director        Regarding Executive and     shareholder vote
        Compensation    Director Pay

 8.24   Executive and   Shareholder Proposals       For all other shareholder proposals regarding executive and     C
        Director        Regarding Executive and     director pay
        Compensation    Director Pay

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                       BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER              SECTION                     [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]          VOTE
------  -------------   -------------------------    -------------------------------------------------------------  ----
 8.25   Executive and   Option Expensing             Shareholder proposals asking the company to expense stock       A
        Director                                     options
        Compensation

 8.26   Executive and   Performance- Based Stock     Shareholder proposals advocating the use of                     A
        Director        Options                      performance-based stock options (indexed, premium-priced,
        Compensation                                 and performance-vested options).

 8.27   Executive and   Golden Parachutes and        Shareholder proposals to require golden parachutes or           A
        Director        Executive Severance          executive severance agreements to be submitted for
        Compensation    Agreements                   shareholder ratification

 8.28   Executive and   Golden Parachutes and        Proposals to ratify or cancel golden parachutes.                C
        Director        Executive Severance
        Compensation    Agreements

 8.29   Executive and   Pension Plan Income          Shareholder proposals to exclude pension plan income in the     F
        Director        Accounting                   calculation of earnings used in determining executive
        Compensation                                 bonuses/compensation

 8.30   Executive and   Supplemental Executive       Shareholder proposals requesting to put extraordinary           A
        Director        Retirement Plans (SERPs)     benefits contained in SERP agreements to a shareholder vote
        Compensation

 8.31   Executive and   Equity Based Compensation    Management proposals for equity plans that have high            A
        Director        Plans                        average three year burn rates.
        Compensation

 9.0    Social and      CONSUMER ISSUES AND PUBLIC   To phase out the use of animals in product testing              A
        Environmental   SAFETY: Animal Rights
        Issues

 9.1    Social and      CONSUMER ISSUES AND PUBLIC   To implement price restraints on pharmaceutical products        A
        Environmental   SAFETY: Drug Pricing
        Issues

 9.2    Social and      CONSUMER PUBLIC ISSUES AND   To voluntarily label genetically engineered (GE)                A
        Environmental   SAFETY: SAFTY: Genetically   ingredients in their products or alternatively to provide
        Issues          Modified Foods               interim labeling and eventually eliminate GE ingredients
                                                     due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

 9.3    Social and      Genetically Modified Foods   A report on the feasibility of labeling products containing     A
        Environmental                                GE ingredients
        Issues

 9.4    Social and      Genetically Modified Foods   A report on the financial, legal, and environmental impact      A
        Environmental                                of continued use of GE ingredients/seeds
        Issues

 9.5    Social and      Genetically Modified Foods   Report on the health and environmental effects of               A
        Environmental                                genetically modified organisms (GMOs)
        Issues

 9.6    Social and      Genetically Modified Foods   To completely phase out GE ingredients from the                 A
        Environmental                                company's products or proposals asking for reports outlining
        Issues                                       the  steps necessary to eliminate GE ingredients from the
                                                     company's products. Such resolutions presuppose that there are proven health risks to GE ingredients

 9.7    Social and      CONSUMER ISSUES AND PUBLIC   Reports on a company's policies aimed at curtailing gun         A
        Environmental   SAFETY: Handguns             violence in the United States
        Issues

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                  BALLOT ITEM / PROPOSAL
NUMBER    CHAPTER              SECTION                [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]         VOTE
------  -------------  -----------------------  -----------------------------------------------------------  ----
  9.8   Social and     CONSUMER ISSUES          Reports outlining the impact of the health pandemic            A
        Environmental  AND PUBLIC SAFETY:       (HIV/AIDS, malaria and tuberculosis) on the company's
        Issues         HIV/AIDS                 Sub-Saharan operations

  9.9   Social and     HIV/AIDS                 To establish, implement, and report on a standard of           A
        Environmental                           response to the HIV/AIDS, tuberculosis and malaria health
        Issues                                  pandemic in Africa and other developing countries

  9.10  Social and     CONSUMER ISSUES          Reports on the company's procedures for preventing             A
        Environmental  AND PUBLIC SAFETY:       predatory lending, including the establishment of a board
        Issues         Predatory Lending        committee for oversight,

  9.11  Social and     CONSUMER ISSUES          Proposals seeking stronger product warnings                    A
        Environmental  AND PUBLIC SAFETY:
        Issues         Tobacco

  9.12  Social and     Tobacco                  Proposals asking that the company's operating facilities be    A
        Environmental                           smoke-free
        Issues

  9.13  Social and     Tobacco                  Proposals dealing with product placement in stores or          A
        Environmental                           advertising to youth.
        Issues

  9.14  Social and     Tobacco                  Proposals asking the company to cease production of            A
        Environmental                           tobacco-related products or cease selling products to
        Issues                                  tobacco companies.

  9.15  Social and     Tobacco                  Proposals to spin-off tobacco-related businesses:              A
        Environmental
        Issues

  9.16  Social and     Tobacco                  Proposals prohibiting investment in tobacco equities.          A
        Environmental
        Issues

  9.17  Social and     ENVIRONMENT AND          Requests for reports outlining potential environmental         A
        Environmental  ENERGY: Arctic National  damage from drilling in the Arctic National Wildlife Refuge
        Issues         Wildlife Refuge          (ANWR)

  9.18  Social and     ENVIRONMENT AND          Proposals to adopt the CERES Principles                        A
        Environmental  ENERGY: CERES
        Issues         Principles

  9.19  Social and     ENVIRONMENT AND          Proposals requests reports assessing economic risks of         A
        Environmental  ENERGY: Environmental-   environmental pollution or climate  change.
        Issues         Economic Risk Report


  9.20  Social and     Environmental Reports    Proposals for reports disclosing the company's                 A
        Environmental                           environmental policies.
        Issues

  9.21  Social and     ENVIRONMENT AND          Proposals to make reports on the level of greenhouse gas       A
        Environmental  ENERGY: Global           emissions from the company's operations and products.
        Issues         Warming

  9.22  Social and     ENVIRONMENT AND          Proposals to adopt a comprehensive recycling strategy          A
        Environmental  ENERGY: Recycling
        Issues

  9.23  Social and     ENVIRONMENT AND          Proposals to incest in renewable energy sources.               A
        Environmental  ENERGY: Renewable
        Issues         Energy

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                    BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER            SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]           VOTE
------  -------------  -----------------------  ---------------------------------------------------------------  ----
 9.24   Social and     Renewable Energy          Requests for reports on the feasibility of developing             A
        Environmental                            renewable energy sources
        Issues

 9.25   Social and     ENVIRONMENT AND           Proposals to make report on its policies and practices related    A
        Environmental  ENERGY: Sustainability    to social, environmental, and economic sustainability
        Issues         Report

 9.26   Social and     GENERAL CORPORATE         Proposals to affirm political nonpartisanship in the              A
        Environmental  ISSUES: Charitable/       workplace
        Issues         Political Contributions

 9.27   Social and     Charitable/ Political     Proposals to report or publish in newspapers the company's        A
        Environmental  Contributions             political contributions
        Issues

 9.28   Social and     Charitable/ Political     Proposals to prohibit the company from making political           A
        Environmental  Contributions             contributions
        issues

 9.29   Social and     Charitable/ Political     Proposals to restrict the company from making charitable          A
        Environmental  Contributions             contributions
        Issues

 9.30   Social and     Charitable/ Political     Proposals to publish a list of company executives, directors,     A
        Environmental  Contributions             consultants, legal counsels, lobbyists, or investment bankers
        Issues                                   that have prior government service and whether such service had a bearing on the business of the company

 9.31   Social and     GENERAL CORPORATE         Proposals to review ways of linking executive compensation        A
        Environmental  ISSUES: Link Executive    to social factors
        Issues         Compensation to Social
                       Performance

 9.32   Social and     LABOR STANDARDS           Proposals to implement the China Principles.                      A
        Environmental  AND HUMAN AN
        Issues         RIGHTS: China Principles

 9.33   Social and     LABOR STANDARDS           Proposals to make reports detailing the company's                 A
        Environmental  AND HUMAN RIGHTS:         operations in a particular country and steps to protect human
        Issues         Country-specific human    rights
                       rights reports

 9.34   Social and     LABOR STANDARDS           Proposals to implement certain human rights standards at          A
        Environmental  AND HUMAN RIGHTS:         company facilities or those of its suppliers and to commit to
        Issues         International Codes of    outside, independent monitoring
                       Conduct/Vendor Standards

 9.35   Social and     LABOR STANDARDS           Proposals to endorse or increase activity on the MacBride         A
        Environmental  AND HUMAN RIGHTS:         Principles.
        Issues         MacBride Principles

 9.36   Social and     MILITARY BUSINESS:        Proposals to make reports on foreign military sales or            A
        Environmental  Foreign Military          offsets.
        Issues         Sales/Offsets

 9.37   Social and     MILITARY BUSINESS:        Proposals asking the company to renounce future involvement in    A
        Environmental  Landmines and Cluster     antipersonnel landmine production
        Issues         Bombs

 9.38   Social and     MILITARY BUSINESS:        Proposals asking the company to cease production of               A
        Environmental  Nuclear  Weapons          nuclear weapons components and delivery systems,
        Issues                                   including disengaging from current and proposed contracts

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                   BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER             SECTION                 [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]         VOTE
------  -------------  -----------------------  ------------------------------------------------------------  ----
 9.39   Social and     MILITARY BUSINESS:       Proposals asking the company to appoint a board committee      A
        Environmental  Operations in Nations    review and report outlining the company's financial and
        Issues         Sponsoring Terrorism     reputational risks from its operations in Iran,
                       (Iran)

 9.40   Social and     MILITARY BUSINESS:       Proposals asking the company to make reports on a              A
        Environmental  Spaced-Based             company's involvement in spaced-based weaponization
        Issues         Weaponization

 9.41   Social and     WORKPLACE                Requests for reports on the company's efforts to diversify     F
        Environmental  DIVERSITY: Board         the board,
        Issues         Diversity

 9.42   Social and     WORKPLACE                Proposals asking the company to increase the representation    C
        Environmental  DIVERSITY: Board         of women and minorities on the board
        Issues         Diversity

 9.43   Social and     WORKPLACE                Proposals to increase regulatory oversight of EEO programs     A
        Environmental  DIVERSITY: Equal
        Issues         Employment Opportunity
                       (EEO)

 9.44   Social and     WORKPLACE                To increase regulatory oversight of EEO programs and           A
        Environmental  DIVERSITY: Glass         Glass Ceiling proposals
        Issues         Ceiling

 9.45   Social and     WORKPLACE                Proposals to amend a company's EEO statement in order to       A
        Environmental  DIVERSITY: Sexual        prohibit discrimination based on sexual orientation
        Issues         Orientation

 9.46   Social and     Sexual Orientation       Proposals to extend company benefits to or eliminate           A
        Environmental                           benefits from domestic partners
        Issues

 9.47   Social and     Outsourcing              Proposals asking for companies to report on the risks          A
        Environmental                           associated with outsourcing or offshoring.
        Issues

 10.0   Mutual Fund    Election of Directors    Director nominees who are not described below                  F
        Proxies

 10.1   Mutual Fund    Election of Directors    Ignore a shareholder proposal that is approved by a majority   W
        Proxies                                 of the votes cast for two consecutive years

 10.2   Mutual Fund    Convert Closed end Fund  Conversion Proposals                                           C
        Proxies        to Open-end Fund

 10.3   Mutual Fund    Proxy Contests           Proxy Contests                                                 C
        Proxies

 10.4   Mutual Fund    Investment Advisory      Investment Advisory Agreements                                 F
        Proxies        Agreements

 10.5   Mutual Fund    Approve New Classes or   The establishment of new classes or series of shares.          F
        Proxies        Series of Shares

 10.6   Mutual Fund    Change Fundamental       Proposals to change a fund's fundamental restriction to a      C
        Proxies        Restriction to           non fundamental restriction
                       Nonfundamental
                       Restriction

 10.7   Mutual Fund    Change Fundamental       Proposals to change a fund's fundamental investment            C
        Proxies        Investment Objective to  objective to a non fundamental investment objective
                       Non-fundamental

                    PROXY VOTING POLICIES UPDATED 01/01/2005
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                     BALLOT ITEM / PROPOSAL
NUMBER     CHAPTER              SECTION                  [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]         VOTE
------  -------------  -------------------------  ------------------------------------------------------------  ----
 10.8   Mutual Fund    Name Change Proposals      Name change proposals.                                         F
        Proxies

 10.9   Mutual Fund    Change in Fund's Sub       To change a fund's sub-classification                          F
        Proxies        classification

 10.10  Mutual Fund    Disposition of             To dispose of assets, liquidate or terminate the fund          F
        Proxies        Assets/Termination/Liquid
                       ation

 10.11  Mutual Fund    Changes to the Charter     To make changes to the charter document                        C
        Proxies        Document

 10.12  Mutual Fund    Changes to the Charter     Removal shareholder approval requirement to reorganize or      F
        Proxies        Document                   terminate the trust or any of its series

 10.13  Mutual Fund    Changes to the Charter     Removal of shareholder approval requirement for                F
        Proxies        Document                   amendments to the new declaration of trust

 10.14  Mutual Fund    Changes to the Charter     Removal of shareholder approval requirement to amend the       F
        proxies        Document                   fund's management contract, allowing the contract to be
                                                  modified by the investment manager and the trust management, as permitted by the 1940 Act

 10.15  Mutual Fund    Changes to the Charter     Allow the trustees to impose other fees in addition to sales   F
        Proxies        Document                   charges on investment in a fund, such as deferred sales
                                                  charges and redemption fees that may be imposed upon
                                                  redemption of a fund's shares

 10.16  Mutual Fund    Changes to the Charter     Removal of shareholder approval requirement to engage in       F
        Proxies        Document                   and terminate Sub-advisory arrangements

 10.17  Mutual Fund    Changes to the Charter     Removal of shareholder approval requirement to change the      F
        Proxies        Document                   domicile of the fund

 10.18  Mutual Fund    Change the Fund's          Fund's Reincorporation                                         C
        Proxies        Domicile

 10.19  Mutual Fund    Authorize the Board to     Proposals authorizing the board to hire/terminate sub          F
        Proxies        Hire and Terminate         advisors without shareholder approval.
                       Subadvisors Without
                       Shareholder Approval

 10.20  Mutual Fund    Distribution Agreements    Distribution agreements                                        F
        Proxies

 10.21  Mutual Fund    Master-Feeder Structure    Establishment of a master-feeder structure.                    F
        Proxies

 10.22  Mutual Fund    Mergers                    Mergers and Acquisitions                                       C
        Proxies

 10.23  Mutual Fund    Shareholder Proposals to   To mandate a specific minimum amount of stock that             A
        Proxies        Establish Director         directors must own in order to qualify as a director or to
                       Ownership Requirement      remain on the board

 10.24  Mutual Fund    Shareholder Proposals to   To reimburse proxy solicitation expenses                       C
        Proxies        Reimburse Proxy
                       Solicitation Expenses

 10.25  Mutual Fund    Shareholder Proposals to   To terminate the investment advisor                            C
        Proxies        Terminate Investment
                       Advisor